Annual General Meeting 8 th December, 2010 Orlando Exhibit 99.1

Non-GAAP Measures Disclosure
Forward Looking Statements
Statements in this presentation which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. These statements about Magellan and Magellan Petroleum Australia
Limited (“MPAL”) may relate to their businesses and prospects, revenues, expenses, operating cash flows, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Among these risks and uncertainties are the ability of MPAL, with the assistance of the Company, to successfully and timely close the Evans Shoal acquisition, the likelihood and timing of the receipt of proceeds from the Young Energy Prize S.A. private placement transaction due to conditions stipulated in the Securities Purchase
Agreement dated August 6, 2010, the ability of the Company to successfully develop a strategy for methanol development, pricing and production levels from the properties in which Magellan and MPAL have interests, the extent of the recoverable reserves at those properties, the profitable integration of acquired businesses, including Nautilus Poplar LLC, the future outcome of the negotiations for gas sales contracts for the remaining uncontracted reserves at both the Mereenie and Palm Valley gas fields in the Amadeus Basin, including the likelihood of success of other potential suppliers of gas to the current customers of Mereenie and Palm Valley production. In addition, MPAL has a large number of exploration permits and faces the risk that any wells drilled may fail to encounter hydrocarbons in commercially recoverable quantities. Any forward-looking information provided in this presentation should be considered with these factors in mind. The Company assumes no obligation to update any forward-looking statements contained in this presentation whether as a result of new information, future events or otherwise.
Oil and gas issuers are required to include disclosure regarding proved oil and gas reserves in certain filings made with the U.S. Securities and
Exchange Commission. Proved reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made.  The SEC also permits the disclosure of probable and possible reserves which are additional reserves that are less certain to be recovered. Investors are urged to consider closely the disclosures in Magellan’s periodic filings with the SEC available from us at the company’s website www.magellanpetroleum.com
Management believes that EBITDA, the non-GAAP (Generally Accepted Accounting Principles) measure indicated by an asterisk (*) used in this presentation provides investors with important perspectives into the company’s ongoing business performance.  The company does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures.  Other companies may define the measure differently.  We define EBITDA as follows: earnings before the deduction of interest expenses, taxes, depreciation and amortization.

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 3
Magellan’s mission is to provide substantial growth and long-term value to shareholders by acquiring, developing and producing oil and natural gas resources using the following strategy:
1. Acquire and develop discovered, but “under-exploited” natural gas and oil reserves
2. Add value through unconventional commercial solutions
3. Be unique while maintaining a strong balance sheet and financial flexibility
Mission Statement
Mission and Strategy
Success in executing plans will provide “proof of concept”
Business Summary
Pacific - Develop discovered/proven natural gas fields to service growing vehicle fuel oxygenate demand in Asia; mainly China
North America - Redevelop overlooked domestic onshore oil fields using Enhanced Oil Recovery (EOR)
techniques and new technologies

Magellan Petroleum Corporation
MPET
Nov 29, 2010
2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
© Yahoo!
Jan 09
May 09
Sep 09
Jan 10
May 10
Sep 10
Volume
2.0
1.5
1.0
0.5
0.0
Millions

NASDAQ: MPET www.magellanpetroleum.com AGM 2010 4 Change of Management Evans Shoal Announcement Montana Announcement Share Performance History

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 5
Earnings Comparison
(in US$)
FY2010 FY2009 (yoy %)
Oil sales
9,886,592 11,479,660 -14%
Gas sales
13,615,755 14,740,296 -8%
Other production related revenues
5,022,210 1,970,621 155%
Revenues
$28,524,557 $28,190,577 1%
Production costs
(10,116,320) (8,153,263) 24%
Exploratory and dry hole costs
(1,273,268) (3,475,937) -63%
Salaries and employee benefits
(4,816,350) (1,708,997) 182%
Auditing, accounting and legal services
(1,947,901) (1,576,509) 24%
Shareholder communications
(551,408) (633,112) -13%
Other administrative expenses
(6,707,184) (3,969,658) 69%
Total costs and expenses
(25,412,431) (19,517,476) 30%
Adjusted EBITDA*
$3,112,126 $8,673,101 -64%
Margin
11% 31%
Depletion, depreciation and amortization
(4,680,240) (6,785,952) -31%
Accretion expense
(748,209) (531,405) 41%
Gain (loss) on sale of assets
4,767,688 (75,812) nm
Operating income
2,451,365 1,279,932 92%
Warrant expense
(4,276,471) -
Investment and other income
3,012,831 1,583,065 90%
Income before income taxes
1,187,725 2,862,997 -59%
Income tax expense
(2,645,763) (2,198,422) 20%
Net (loss) income
(1,458,038) 664,575 -319%
Net (loss) attributable to non-controlling interest in subsidiaries
(10,766) -
Net (Loss) income attributable to MPC
($1,468,804) $664,575 -321%
EPS (basic and diluted)
(0.03) 0.02
Operational Data:
Oil sales (bbls)
139,409 153,297 -9%
Australia
97,392 153,297
Nautilus
42,017 -
Gas sales (bcf)
3.43 5.16 -34%
Net realized price (A$ / mcf)
5.07 3.54 43%
Notes: *Adjusted EBITDA represents EBITDA adjusted for non cash and none recurring items

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 6
Cash Flow Overview
(in US$)
FY2010 FY2009
Operating Activities:
Net (loss) income
($1,458,038) $664,575
Depletion, depreciation and amortization
4,680,240 6,785,952
Accretion expense and Deferred Income Tax
1,670,143 (1,086,628)
(Gain)/loss from disposal of assets
(4,767,688) 12,072
Gain from sale of investments
(1,975,286) -
Stock-based compensation and change in warrant valuation
6,582,223 94,932
Exploration and dry hole costs and writeoffs
- 365,236
Changes in working capital
(1,511,172) 2,402,913
Net cash provided by operating activities
$     3,220,422 $  9,239,052
Investing Activities:
Additions to property and equipment
(2,276,128) (2,430,184)
Proceeds from sale of assets
7,280,402 27,728
Oil and gas exploration activities
(567,343) (491,490)
Net proceeds from sale of securities
2,821,137 (559,850)
Marketable securities matured or sold
997,306 710,916
Deposit for purchase of Evans Shoal
(13,751,850) -
Purchase of interest in Nautilus / Poplar
(11,084,556) -
Increase in restricted cash
(75,444) -
Net cash (used) in investing activities
$ (16,656,476) $ (2,742,880)
Financing Activities:
Debt principal payments
(845,147) -
Proceeds from borrowings
570,000 -
Proceeds from issuance of stock and warrants
10,000,000 -
Equity issuance costs
- (259,879)
Net Cash provided by (used in) financing activities $   9,724,853 $   (259,879)
Effect of exchange rate changes on cash and cash equivalents
2,613,893 (6,162,679)
Cash at beginning of period
34,688,842 34,615,228
Change in Cash Position $     (1,097,308) $           73,614
Cash at end of period $     33,591,534 $  34,688,842

75
50
25
0
33.6
3.9
3.0
0.5
0.0
27.1
10.9
16.3
30.0
60+
Cash as at June '10
Operating Cash Flows
Net Capex Commitments
Financing
Evans Shoal
"Certain" Cash as at June '12
Discretionary Capex
Estimated Cash as at June '12
MPC Debt Facility
Nautilus Farm-out
Estimated Cash as at June '12

Cash Forecasts
MAGELLAN’S CASH FORECASTS
“CERTAIN” ESTIMATED
Magellan’s cash position by end of June 2012 is
expected to be US$27m
This reflects Magellan’s budgeted current
financial commitments and head office
expenses
Magellan’s discretionary CAPEX at the US Poplar
fields is expected to be partially financed via farm-
out
This will have a positive cash impact in an
amount to be negotiated
In addition, the Company is negotiating a new
borrowing base facility of approx. US$30m
The borrowing base will be secured by the
Company’s existing reserves
The size of the facility could be materially
increased when Mereenie enters into a new gas
sales contract and/or significant additional
reserves were proven at Poplar
Magellan is actively seeking to market the gas
from the Mereenie field in Australia
Potential renewal with LNG developer in
Darwin could add US$20-30m per annum
TBD
NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 7

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 8
Portfolio Overview
Evans Shoal
Up to 8 Tcf (gross) planned methanol development offshore Australia
Payment due to Santos on Dec. 25
th
, moving toward closing
Ongoing discussions with Industry and Financial partners
Poplar
Current proved reserve base of 9.5 mmbbl in the Charles Formation only (1.75 mmbbls in
PDP, 0.77 mmbbls in PDNP, and 6.96 mmbbls in PUD)
Current production capacity of 290 bbls/d
Significant new PUD bookings show current and future drilling
Palm Valley/
Mereenie
Mereenie gas sales contract expired in Sept. 2010 – optimistic for future monetization
Currently producing approximately 500bbls/d (gross)
Production cost reductions have been effective
Palm Valley local gas sales contract expires in Jan 2012
Contingent resource base of 190+ BCF (gross)
United
Kingdom
Markwells Wood -1 well current drilling to offset existing oil production
Some licenses offset the large  Wytch Farm field
Deep Gas and Shale potential (farm-out discussions now)
Four distinct portfolio segments

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 9
Bakken
(Possible
Carry)
$7.0
Charles
Infill
$5.0
Tyler
Nisku
$1.5
Red River
$2.4
Greenhorn
$0.5
NT09-1  $0.5
UK ,  $0.7
Evans Shoal
(carried)
$12.0
Future Capital Plan
FY2011 FY2012
J F M A M J J A S O N D
Bakken Development (possible carry)
Charles Infill
Tyler / Nisku
Duperow / Red River
Greenhorn Shale Core/Shallow Gas
UK Follow Up
Evans Shoal Delineation
NT09-1 Reprocessing
–
Total CAPEX for
2011 is $29.6 mln
–
Less carries Total
CAPEX for
FY2011 is $11
mln
–
Bakken
development will be
determined with
partner entry
–
Charles Infill is in
preparation for
CO2
pilot
Bakken
Number of wells
Cost per well
2
$3.5 mln (carried)
Charles
Number of wells
Cost per well
5
$1 mln
Tyler / Nisku
Number of wells
Cost per well
1
$1.5 mln
Greenhorn Shale
Shallow Gas
Number of wells
Cost per well
1
$0.5 mln
Duperow
Red River
Number of wells
Cost per well
1
$2.4 mln
UK Follow Up
Number of wells
Cost per well
0
$0.7 mln
ES Delineation
Number of wells
Cost per well
1
$12 mln (carried)
NT09-1
Seismic $0.5 mln
Total Costs: $29.6mln
Less Carries: $11 mln

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 10
General and Administrative Trends
Human
Resources
New Ventures will necessitate the addition of new people
Operations Staff
Development expertise
Government Relations
Admin
Administratively we will reorganize
Centralized office near assets and field co-owners
Rationalization of dual operator position in the Amadeus Basin
Development
Recent emphasis has been on execution and “proof of concept”
Future efforts will begin to move toward further new development
This will necessitate capital structuring work; including new share issues targeted at premiums to current prices for significant, value add developments
Substantial value can be achieved through business combination with undervalued small cap energy companies

AGM 2010 NASDAQ: MPET www.magellanpetroleum.com Evans Shoal

TIMOR
SEA
EEZ Boundary
CS Limit
State Boundary
Gas Pipeline
Gas Pipeline (prop)
Permits
Gas Field
kilometres
N
W
E
S
NT/P 48
NT/P 82
300km
Darwin
Evans Shoal
Bayu/Undan
Ichthys
Magellan
petroleum

▪

▪

▪

▪

▪

▪

▪ →

▪

▪

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 12
Contract to acquire 40% interest in field
•
Partners are Shell (25%), Petronas (25%), Osaka Gas (10%)
Gross reserves of up to 8TCF (including CO
2
)
Hub Location (up to 80 TCF in Bonaparte Basin)
Also awarded NT09-1
Field is in relatively shallow water (50 feet to 475 feet)
•
Lower cost jack-up rigs capable at depths to 400 feet
Full 3D seismic coverage done over 215 sq mile structure
Darwin deepwater port & existing facilities
Magellan will continue to conduct operations in an
environmentally responsible manner and work in
partnership with the indigenous community
North East Asia methanol market Annual Growth Rates
for consumption is expected to be 11%; likewise, imports
are expected to grow at 8% annual rates (CMAI
1
)
Evans Shoal
EVANS SHOAL STRATEGIC LOCATION
Notes: (1) CAGR figures provided by CMAI, see slide 11
Evans Shoal reserves targeted (with CO
2
content)
as Methanol feedstock

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 13
China Methanol Market
Coastal
•
Most of Chinese demand is and will remain coastal
•
>50% of Chinese demand in East China and South
China allowing for competition from imports
Inland
•
Majority of coal-based producers in Northern and
Western China are small-scale and inefficient (less
than 130,000 tons)
•
Inability to compete with low-cost coastal imports
ANALYSIS BY REGION
MTO (METHANOL-TO-OLEFINS) TRANSPORTATION FUEL
Methanol-based production effectively competing with
naphtha (becoming expensive with rising oil price)
Ability for coal producers to forward-integrate into the
petrochemical chain, where value is generally derived
from methanol to olefins, with polyolefins as a  means
to monetize olefins production
Integrated and captive market with limited impact on
price. Seen as price-taker where naphtha is setting
prices
Independence, diversification and security of Chinese fuel
supply
Regulation will be required to support growth and
related infrastructures
“Green fuel” allowing cleaner and more efficient
combustion
Methanol to play an important part in price setting with
fuel applications expected to increase in a high oil price
environment
CHINA METHANOL MARKET
MMTPA
2010 2020
Capacity 34.4 53.2
Production 12.8 39.9
Operating Rate 37% 75%
Consumption 19.5 55.2
Net Imports (6.8) (15.3)

Evans Shoal Structural Discussion Moving Forward AGM 2010 NASDAQ: MPET www.magellanpetroleum.com

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 15
Near term signing of
MoU
Work with co-owners
of the field on a “go
forward” plan
Gain all necessary
approval
Evaluate capital
restructuring plan
-Begin strategic
discussions regarding
placement of debt or
equity at appropriate
prices.
-Place standby debt
facility
Strategic Partner
Historically
supportive
shareholder
Assessed
independently
through special
committee
Provides an
industrial plan with
off take agreement
that can be financed
Elements of an MoU
received
-Downstream
partners and project
management
-Upstream equity
interest
-Volume
-Timing
-Pricing Structure
Initiate Darwin site
award
Various third party
interests were
evaluated at
different stages
Challenge to bring
in a comparable
process, especially
with regard to
timing
Interest from Asian
players is being
considered: Korea,
China
Two over-arching
considerations
–
Main decision factor
is the certainty of
proceeds
–
Enhance
Shareholder value
Mid term strategy
–
Implement near-term
financial structure
with plan to issue
new shares or debt
longer-term.
–
Complete off take
agreement pursuant
to MoU
–
Gain  “Major Project”
status in Darwin
Rationale
Evaluation of other options
YEP most attractive option, after careful review of funding alternatives
INDUSTRIAL
PARTNER
YEP
OTHER
NEXT STEPS

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 16
Current Company Structure
CURRENT AUSTRALIAN ORGANISATION
Other Assets
27% (1) 73%
100%
(1) Fully diluted with warrants
•
Mereenie
•
Palm Valley
•
Dingo
•
UK
•
Other
Evans Shoal
Asset Sale
Deed
YEP
FREE FLOAT
MAGELLAN
MPAL
/ MGT

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 17
Loan
US$85m
Acquisition Structure
AT COMPLETION ECONOMICS FOLLOWING CONVERSION
YEP
MAGELLAN
YEP
FREE FLOAT /
MGT
MPAL (Old) -
Properties
33%
(1)
67%
Evans Shoal
Permit
Loan
US$70m +/-
MPAL (New) - Group
Convertible
post PIPE
US$15m
(1) Includes exercise of 4.4m warrant shares and issuance of 5.2m PIPE#2 shares
SHAREHOLDER VALUE
Economic
interest in
first 3 Tcf
Economic
interest
beyond first
3Tcf
51%
5%
49%
95%
Call option to increase economic
interest to 51%, at discount to NPV
Significant value creation at attractive cost to
Magellan
$13.8m deposit and 5.2 mln shares @$3 to
acquire approximately 110mmBOE
Carried through first $26m FEED costs
Option to increase economic interest to 51% in
reserves beyond 3 Tcf at discount
Enables the project to move forward
Monetise major stranded gas assets in Australia
YEP
MAGELLAN

North American Activities AGM 2010 NASDAQ: MPET www.magellanpetroleum.com

Magellan petroleum

T30N R50E
T30N R51E
Northwest Poplar Field
East Poplar Unit
North West Poplar Fields
23,000 Acres
Roosevelt County, MT
Magellan petroleum
T29N R51E
T29N R50E
East Poplar Unit
Legend
Poplar Wells
STATUS
D&A
Disposal
Flowing
P&A
Producing
Pumping
SWD
Shut In
TA
UNK
EPU Boundary
T28N R51E
T28N R52E

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 19
Currently holds 9.5 mmbbls of Proven net oil reserves
(based on SEC rules) in the Charles formation
Left relatively dormant for the last several decades, Poplar is a strong candidate for an aggressive infill program and
CO
2
flood in order to maximize recovery
Recent drilling results and existing wells show other pay
zones exist within this acreage and include:
•
Shallow Gas in the Judith River Fm
•
Greenhorn Oil Shale
Niobrara stratigraphic equivalent and Eagle Ford analog
•
Charles
•
Mission Canyon
•
Lodgepole
•
Bakken/Three Forks
•
Duperow
•
Red River
Poplar Oil Fields
POPLAR, MT STRATEGIC LOCATION
EPU#119
The Poplar complex is a candidate for Tertiary CO
2
flooding. The success case with this EOR
program is a 10% + incremental oil recovery profile

Lodgepole
Upper Shale
Bakken
38 ft
Middle
Member
(dolomite)
Lower Shale
Three Forks
40ft
FR_GR
FR_NPOR

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 20
Cased to the Nisku (7132 ft) on 11/12/2010. Well results as
of today are as follows:
•
Shallow Judith River gas pressure seen
•
New Greenhorn Oil Shale (2282’) (Niobrara stratigraphic
equivalent) is oil saturated and contains positive development characteristics.  Core planned in 2011
•
Tyler testing impractical due to high mud weights maintained through the Dakota. New well needed to test at lower mud
weights.
•
Charles core completed and is currently under analysis. Logs showed excellent porosity and permeability in the B and C.
Recompletion planned post-Nisku work.
•
Nisku formation penetrated but with high weight water-based
mud.   Relative permeability has been affected.   Currently
producing high water cut but are attempting to draw down
pressure and place packers to isolate water and improve oil cut.
Next move up to recomplete Charles.
Montana Results: EPU #119 Well
Magellan - EPU #119 Poplar MT
EPU #119 WELL RESULTS BAKKEN FORMATION
•
Bakken and Three Forks core successfully obtained and analyzed
1.Gas as high as 9000 units seen in the Lodgepole
2.Substantial fracturing and fair to good porosity
3.Permeability was higher than that of Elm-Coulee
4.Middle Bakken
is over pressured and mature
5.Core analysis indicates oil and gas saturation
6.Three Forks results were better than expected.
Seven distinct, yet independent, stacked development intervals

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 21
Poplar Development Strategy
Proven Reserves
Optimize production from the existing PDP reserve base, and execute work program to bring the PDNP reserve base online
Drill PUD locations starting in 2011
Additional Infill
Move down to 40 or 80 acre spacing in the Charles reservoir in preparation for CO
2
flood
CO
2
Pilot
Initiate “Huff-n-Puff” CO
2
EOR pilot in 2Q 2012, including one injector and 4 producers.
Full CO
2
Flood
A full CO
2
flood would be implemented at the Field after successful pilot
A successful CO
2
flood could result in additional recovery of 10% or 80 mmbbl
Bakken Shale
Various well penetrations and logs confirm the presence of the Bakken
The recent EPU#119 well cored 61’ of Bakken/Three Forks formation.
Prospective
Zones
Work program for other pay zones documented in the field: Shallow Gas in the Judith
River Fm, Greenhorn Oil Shale, Mission Canyon, Lodgepole, Duperow, and Red River
Seven distinct, yet independent, stacked development intervals

AGM 2010 NASDAQ: MPET www.magellanpetroleum.com

Magellan petroleum

0 10 20 30 40 50
kms
Amadeus - Darwin Gas Pipeline (1512 km)
Northern Territory
Alice Springs
Mereenie Spur Gas Pipeline (116km)
OL 4
OL 5
OL 3
Alice Springs Gas Pipeline (145 km)
Mereenie Oil pipeline (268km)
Santos Depot
Brewer Estate
RL 2
Mereenie oil / gas field
Magellan - 35%
Santos - 65% (Operator)
Palm Valley gas field
Magellan - 52% (Operator)
Santos - 48%
Dingo gas field
Magellan - 34.3%
Santos - 65.7%(Operator)
AMADEUS
BASIN

Southern England
0 10 20 30
kms
Manor Farm-1
Binton Farm
PEDL136
PEDL242
PEDL153
PEDL135
PEDL246
PEDL137
PEDL 231
PEDL 243
PEDL 234
WESSEX BASIN
WEALD BASIN
Markwells Wood-1
Horse Hill-1
Prospect B
PEDL125
PEDL126
PEDL099
PEDL154
PEDL155
PEDL 232
PEDL098
PEDL 240
PEDL152
Prospect A

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 23
United Kingdom drilling development
•
Offset drilling to existing oil production
•
Some licenses offset the large  Wytch Farm field
•
Deep Gas and Shale potential (farm-out discussions now)
Onshore UK & Australia
AUSTRALIA UNITED KINGDOM
Mereenie Oil Field,  onshore Australia
•
Magellan is 35%
•
Sales contract expired in September 2010
•
Contingent resources of 150 BCF and 2 mmbbls (gross)
Palm Valley Gas Field,  onshore Australia
•
Magellan is 52% and operator
•
Contingent resources of 40 BCF (gross)
•
Discussing new gas sales contract for remaining life of
reserves

NASDAQ: MPET     AGM 2010 24
0
500
1000
1500
2000
2500
3000
3500
4000
4500
5000
5500
6000
6500
Markwells Wood 1
Time Vs Depth
Set 18?" Casing
Location: PEDL 126
00°55'14.46"W
310 ft
50°54'31.59"N
Drill 17½" hole
Spuded: 21-Nov-2010
Cement off loss zones
Prognosed
Actual
Day 11 Rpt: Depth 1682 ft
02-Dec 06:-0 hr GMT
Set 13?" Casing
1730 ft
Drill 12¼" hole
Core 30 ft 8½" hole
Set 9?" Casing
5381 ft
Drill 8½" hole
Well TD 6009 ft
Log, Complete, Demob
0
5
10
15
20
25
30
35
40
45
DAYS
UK Development Update
Current
Position
–
Spud Date November 21, 2010
–
Late December logging, evaluation and
completion
–
Structure drilled at significant angle to avoid
area faulting
–
Subsequent testing without rig planned.
Dependent on flow characteristics
–
Expected well cost of $4.4 million equivalent.
Magellan held a 50% interest initially.  10% of
that ownership has been farmed-out in return
for payment of 20% of drilling costs.
Magellan’s net cost is expected to be  $1.3
million prior to initiation of testing.
MARKWELLS   WOOD 1

Herriard
Humbly Grove
Albury
Brockham
BEECH
ELM
OAK
PLANE
WALNUT
BIRCH
LIME
WILLOW
PEDL 231
PEDL 234
PEDL 243
Horndean
Storrington
Singleton

Atlantic Ocean
ENGLAND
Southwater-1
North Sea
LONDON - BRABANT MASSIF
NETHERLANDS
WESSEX BASIN
WEALD BASIN
BELGIUM
EDGE OF BASIN COMPLEX
DEPOCENTRE
PARIS BASIN
TRILBARDOU-1
WEALD BASIN
SOUTHWATER-1
BASIN CENTRE
BASIN EDGE
Trilbardou-1
PARIS BASIN
FRANCE
WEALD-PARIS BASIN COMPLEX

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 25
The acreage is held by Celtique (50%,
Operator) and Magellan (50%)
The Weald Basin area is located in
countryside south west of London, close to
the large south east UK energy market and
proximal to major gas trunk lines and
refineries
Licences cover contiguous 1,000 sq kms
(247,000 acres)
Actively marketing shale development farm
in, likely will need to gain further data
UK Shale Acreage Update
SHALE POSITION

New Opportunities and Shareholder Value AGM 2010 NASDAQ: MPET www.magellanpetroleum.com

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 27
New Opportunities
Pacific
Methanol
Several over-looked gas fields have been identified as the next major fields for methanol development in the Pacific
North American
Oil & Gas
Augment acreage in Montana
Match under-valued gas purchasing companies with existing Upstream development opportunities
Undervalued
Small-Cap
Energy Cos
Consolidate smaller, yet valuable, energy companies via issuance of new share
CO2
Sourcing
Improve value proposition from CO
2
tertiary flooding via control of CO
2
sources
No shortage of opportunity once current work is done

NASDAQ: MPET     www.magellanpetroleum.com AGM 2010 28
100
200
300
400
US$ millions
(net to Magellan)
500
Market Cap
Liquidation (no gas value)
Sale of Mereenie Gas
Cash
Note :  Each module represents results of  Excel  economic evaluation
Evans Shoal
Methanol  Value
Future growth
• Evans Shoal Gas
Development
•Montana Infill/Tertiary
Work
•Mereenie
West-end
Drilling
• Potential UK Discovery
•Undervalued Smallcap
Acquisition
Poplar Redevelopment
Value
Cash Position and Value
PIPE2 @ $3
Magellan remains substantially undervalued pending “proof of concept”

AGM 2010 NASDAQ: MPET www.magellanpetroleum.com